Note 13 - Fair Value Measurements	12 Months Ended
Oct. 31, 2020
Notes to Financial Statements
Fair Value Disclosures [Text Block]
(13)	Fair Value Measurements

The carrying amounts reported in the consolidated balance sheets for cash, trade accounts receivable, income taxes refundable-current, other receivables, note payable to bank, revolver, note payable, SBA PPP Loan – current, and accounts payable and accrued expenses, including accrued compensation and payroll taxes approximate fair value because of the short maturity of these instruments. The carrying values of the Company’s note payable, SBA PPP Loan – noncurrent, note payable, revolver – noncurrent, and long-term debt approximate fair value based on similar long-term debt issues available to the Company as of October 31, 2020 and 2019. Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company uses a fair value hierarchy that prioritizes the inputs for valuation methods used to measure fair value. The three levels of the fair value hierarchy are as follows:

●	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

●	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 inputs are unobservable inputs for the asset or liability.

The Company utilizes the best available information in measuring fair value.